SUPPLEMENT DATED MARCH 23, 2009
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY ACCOLADE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

By supplement dated December 5, 2008, notice was given that the OpCap Equity Portfolio was scheduled to close and terminate on March 20, 2009.  This closing and termination is scheduled to occur on April 24, 2009.  Allocations remaining in the OpCap Equity Portfolio on April 24, 2009, will be transferred to the Sun Capital Money Market Fund.

Prior to April 24, 2009, any transfers out of the OpCap Equity Sub-Account into any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade (Change) 3/09